TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI EMERGING FIXED INCOME MARKETS SERIES ANNUAL REPORT

JUNE 30, 2002

PAGE


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL  CONSIDERATIONS,  WHICH INCLUDE
RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.


PAGE



[PICTURE AND BIO OF ALEX C. CALVO APPEARS HERE]

Alex Calvo joined the Franklin Templeton organization in 1995 and is currently Senior Vice President, Portfolio Manager, and Director of the Franklin Templeton Investments International Bond Department. In this position, Mr. Calvo directs all investment strategies within the Fixed Income Group and manages the portfolio management team.

Prior to joining the Franklin Templeton organization, Mr. Calvo was an account executive with Fleishman-Hillard. While there, he served as consultant to firms investing in Latin America.

Mr. Calvo received an M.A. in international affairs from the Fletcher School of Law and Diplomacy at Tufts University, and has completed course work for a Ph.D. in Economics at Boston University. He received a Bachelor of Arts degree in Political Science from the State University of New York at Binghamton and studied Electronic Engineering at the Universidad Nacional de San Juan in Argentina. He has also received the Investment Management Certificate from the Investment Management Authority (IMRO) in the U.K., and holds the National Association of Securities Dealers Series 6 License in the U.S.


PAGE

June 30, 2002

Dear Shareholder:

For the six-month period ending June 30, 2002, the J.P. Morgan Emerging Market Bond Index Global (EMBIG), the comparative benchmark for Templeton Institutional Funds, Inc. - Emerging Fixed Income Market Series (the "Fund"), returned 0.92%, having given back much of the period's strong gains during the month of June. This was due largely to price volatility in Brazil. Performance was partly supported by the continued fall in U.S. Treasury yields. Interest rate spreads in emerging markets increased from 7.28% at December 31, 2001, to 7.56% on June 28, 2002. During the same period, the Fund posted a cumulative return of 0.55%.


(Insert performance chart below)

                          TOTAL RETURNS AS OF 6/30/02


                                                                                  Cumulative
                                               One-Year          Three-Year          Since
                              SIX-MONTH        Average            Average          Inception
                             CUMULATIVE*,/1/   Annual/1/,/2/    Annual /1/,/2/   (06/04/97)/1,/3/
                            ------------------------------------------------------------------------
TIFI Emerging Fixed Income
  Markets Series                0.55%             7.73%            9.78%            50.95%
JP Morgan EMBIG/4/              0.92%            -3.35%            9.72%            33.17%

* Not annualized
1. The Fund's administrator, manager, and transfer agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2003. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund administrator, manager, and transfer agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2003, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's administrator, manager, and transfer agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year and three-year average annual total returns and since inception cumulative total return would have been lower, 5.42%, 7.77% and 34.32%, respectively.

2. Average annual total return represents the average annual change in value of an investment over the period indicated.

3. Cumulative total return represents the change in value of an investment over the period indicate.

4. Sources: JP Morgan. The Emerging Markets Bond Index Global (EMBIG) tracks and measures the total returns for U.S-dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets.The EMBIG includes reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio procedures. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page X.


PAGE


MANAGER'S DISCUSSION

During the period, the U.S. economy began to strengthen in what appeared to be the beginning of a global economic recovery. The first quarter of 2002 experienced relatively strong economic growth related to certain positive developments, including falling inventory levels. The second part of the period was characterized by strength in the manufacturing sector, with increased production and confidence levels despite relatively low-capacity utilization. However, constraints to final demand remained. In addition, inflation remained benign throughout the period. Having been the most aggressive in terms of easing monetary policy, the U.S. Federal Reserve (the Fed) held the federal funds target rate steady at 175 basis points (1.75%) since January, reflecting a moderate pace of economic recovery compared to previous cycles.

EMBIG's large weighting in Brazil and short-term political volatility in other countries pressured overall market performance late in the period. In Latin America, the news flow related to the direction of Brazilian elections toward a non-market oriented candidate resulted in increased uncertainty surrounding the country's willingness to maintain fiscal discipline. Protests in Venezuela challenged the legitimacy of the Chavez administration. While creating short-term uncertainty, the replacement of the Chavez administration could lead to a more market friendly administration, which could benefit bondholders in the long term. In addition, in Turkey, the continued deterioration of the prime minister's health and political uncertainty increased market speculation in regard to the cohesion of the government, which generally weighed negatively on bond performance.

Despite the volatility at the end of the six-month period, several positive events benefited emerging bond market performance. Mexico passed important tax reform legislation, leading both Standard & Poor's and Moody's rating agencies to upgrade Mexico's sovereign credit to investment grade in February. The international bond markets remained active during the period and provided capital to the countries of Jamaica, the Philippines, Malaysia, and Poland. Russia's macroeconomic fundamentals remained strong during the period, with both ongoing federal government budgetary surpluses and positive capital flows. Moody's Investor Services' credit rating services upgraded its outlook on Russia from stable to positive, laying the framework for a possible future credit upgrade. Likewise, the Philippines generated strong export growth and output indicators were positive. In general, the emerging European and Asian economies continue to benefit from the improving global economy. Prospects for enlargement or convergence of countries into the European Union support long-term prospects for the region.

Russian bonds were among the best performers during the period, returning 17.99%, mostly due to improving credit fundamentals and as a less risky alternative to Latin America. Other top performers during the period included Ukraine and the Philippines, returning 12.84% and 9.08%, respectively. Argentina was once again the worst performer, down -22.83%, followed by Brazil, down -18.56%. Turkish bonds fell -3.15%, while Mexico returned 4.21% [J.P. Morgan Emerging Markets Bond Index].

MARKET OUTLOOK

In the near term, we anticipate support to interest rate yields given the U.S. Fed's reluctance to raise interest rates, which should benefit the fixed-income class overall. Political uncertainty in select markets could increase short-term volatility. Longer term, a global recovery and relatively stronger commodity prices could, in our opinion, provide a favorable economic backdrop for emerging markets. Structural reforms, such as tax, financial sector, and judicial reform that are being considered within many countries will be an important step toward achieving stable economic and debt characteristics to support bond performance over the long term. In the shorter term, this positive backdrop could be overshadowed by short-term volatility in Brazil.

CURRENT INVESTMENT STRATEGY

Our investment strategy remains defensive in terms of credit risk. As a result of the market contagion in Latin America, we added to what we believed were attractive investment opportunities, particularly in Europe and Asia, which show signs of improving long-term fundamentals and sovereign credit metrics. During the period, we decreased the Fund's allocation to Brazil and Turkey given the deteriorating local political environment and implication for future debt dynamics. The Fund has maintained zero exposure to Argentina throughout the first half of the year. Following the positive trend in long-term fundamentals, Russian bonds became our largest holding during the period, and we remain encouraged in terms of prospects for long-term bond performance and credit upgrades. The Fund added new positions in the Philippines and Ukraine and we are optimistic on the improving macroeconomic, trade, and investment developments, in these countries. Our more defensive posture led to an increased allocation to what we believed were less risky holdings, including Poland and Malaysia.

This discussion reflects our views, opinions, and portfolio holdings as of June 30, 2002, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with these markets' relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50 percent are not unusual in emerging markets. For example, the Mexican Bolsa Index has increased 26.66% in U.S. dollar terms since June 1992, but has suffered numerous declines of more than 15 percent during that time.2 These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same term used in managing other Franklin Templeton funds. The Fund invests, under normal circumstances, at least 80 percent of its net assets in emerging markets securities.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Best regards,



Alex C. Calvo
Portfolio Management Team

FOR THE MOST CURRENT PORTFOLIO INFORMATION, PLEASE CALL 1-800-362-6243.



-------------------
2/ Source: Mexico Bolsa Index. Based on quarterly percentage price change since June 30, 1992 through June 30, 2002. Market return is measured in U.S. dollars and does not include reinvested dividends.

PAGE





GEOGRAPHIC DISTRIBUTION ON 6/30/02
(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

Latin America                50.3%
Europe                       33.4%
Asia                         10.7%
Middle-East/South Africa       .5%


FUND ASSET ALLOCATION ON 6/30/02 - PIE CHART

Fixed Income                                             94.9%
Short-Term Investments and Other Net Assets               5.1%


10 LARGEST POSITIONS ON 6/30/02
(Percent of Total Net Assets)

United Mexican States, 7.50%, 11/14/12                      14.4%
Federation of Russia, Reg S, 11.00%, 7/24/18                11.3%
Republic of Brazil, 8.00%, 4/15/14                           9.6%
Federation of Russia, Reg S, FRN, 5.00%, 3/31/30             8.0%
Republic of Bulgaria, 8.25%, 1/15/15                         4.9%
Government of Malaysia, 7.50%, 7/15/11                       3.9%
Republic of Brazil, 11.00%, 8/17/40                          3.8%
Republic of Venezuela, FRN, 2.875%, 12/18/07                 3.7%
Republic of Philippines, 10.625%, 3/16/25                    3.4%
United Mexican States, 8.30%, 8/15/31                        3.3%


PAGE


INSERT GRAPH

TOTAL RETURN INDEX COMPARISON/1/
$5,000,000 INVESTMENT: 06/04/97-6/30/02

TIFI Emerging Fixed Income Markets Series/1/
Emerging Markets Bond Index Global/4/



Periods ended June 30, 2002

                                                                              Since
                                                                            Inception
                                    Six-Month *    One-Year    Three-Year   (06/04/97)
                                    ----------------------------------------------------
Average Annual Total Return/1,2/       0.55%        7.73%         9.78%       8.46%
Cumulative Total Return/1,3/           0.55%        7.73%        32.30%      50.95%


                     US Dollar                                   US Dollar
               TIFI - Emerging Fixed       US Dollar             JP Morgan
               Income Market Series      JP Morgan EMBI+      EMBI Global Index
INCEPT              $5,000,000              $5,000,000           $5,000,000
Jun-97              $5,005,000              $5,099,371           $5,094,542
Jul-97              $5,250,000              $5,310,943           $5,305,115
Aug-97              $5,165,000              $5,265,058           $5,279,581
Sep-97              $5,360,000              $5,426,170           $5,425,822
Oct-97              $5,260,000              $4,801,076           $4,851,140
Nov-97              $5,460,000              $5,029,128           $5,056,739
Dec-97              $5,620,975              $5,202,634           $5,180,430
Jan-98              $5,647,820              $5,192,231           $5,205,300
Feb-98              $5,739,085              $5,340,727           $5,342,919
Mar-98              $5,823,985              $5,473,711           $5,464,289
Apr-98              $5,834,930              $5,487,011           $5,476,890
May-98              $5,703,565              $5,299,738           $5,311,416
Jun-98              $5,605,040              $5,146,734           $5,176,782
Jul-98              $5,703,565              $5,181,991           $5,206,959
Aug-98              $4,138,095              $3,692,530           $3,783,352
Sep-98              $4,794,935              $4,053,620           $4,110,320
Oct-98              $5,189,040              $4,315,891           $4,372,956
Nov-98              $5,446,300              $4,569,924           $4,672,733
Dec-98              $5,403,400              $4,455,677           $4,582,203
Jan-99              $5,371,985              $4,290,238           $4,478,077
Feb-99              $5,296,590              $4,351,844           $4,522,181
Mar-99              $5,541,630              $4,681,061           $4,821,958
Apr-99              $5,880,910              $5,000,965           $5,118,418
May-99              $5,585,610              $4,715,861           $4,854,124
Jun-99              $5,704,985              $4,926,755           $5,040,490
Jul-99              $5,692,420              $4,824,574           $4,956,592
Aug-99              $5,560,475              $4,817,675           $4,959,908
Sep-99              $5,629,590              $4,985,764           $5,115,765
Oct-99              $5,730,120              $5,178,165           $5,296,825
Nov-99              $5,830,645              $5,324,758           $5,438,755
Dec-99              $6,032,285              $5,612,986           $5,690,116
Jan-00              $6,004,925              $5,501,849           $5,602,571
Feb-00              $6,244,305              $5,856,223           $5,903,674
Mar-00              $6,327,475              $6,040,696           $6,064,173
Apr-00              $6,286,435              $5,925,318           $5,952,420
May-00              $6,074,375              $5,774,520           $5,814,921
Jun-00              $6,389,040              $6,067,577           $6,085,728
Jul-00              $6,525,850              $6,250,879           $6,259,171
Aug-00              $6,642,140              $6,471,412           $6,459,089
Sep-00              $6,594,255              $6,383,011           $6,389,331
Oct-00              $6,498,490              $6,239,713           $6,259,691
Nov-00              $6,484,810              $6,207,393           $6,234,466
Dec-00              $6,760,350              $6,492,126           $6,509,657
Jan-01              $6,993,985              $6,823,681           $6,823,968
Feb-01              $6,865,860              $6,715,388           $6,733,033
Mar-01              $6,787,375              $6,623,454           $6,657,625
Apr-01              $6,764,750              $6,584,376           $6,625,667
May-01              $6,840,170              $6,747,008           $6,785,345
Jun-01              $7,006,080              $6,851,047           $6,889,159
Jul-01              $6,787,375              $6,425,938           $6,532,299
Aug-01              $7,043,790              $6,743,507           $6,824,554
Sep-01              $6,847,710              $6,496,492           $6,601,390
Oct-01              $7,006,080              $6,458,487           $6,604,690
Nov-01              $7,300,200              $6,349,986           $6,520,149
Dec-01              $7,506,265              $6,441,235           $6,597,739
Jan-02              $7,613,620              $6,574,441           $6,719,799
Feb-02              $7,935,670              $6,856,683           $6,971,790
Mar-02              $7,993,475              $6,863,403           $6,979,460
Apr-02              $8,100,825              $6,935,329           $7,047,858
May-02              $8,043,020              $6,887,197           $7,011,208
Jun-02              $7,547,555              $6,493,869           $6,658,543

* Not annualized

1. The Fund's administrator, manager, and transfer agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2003. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund administrator, manager, and transfer agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2003, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's administrator, manager, and transfer agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year and three-year average annual total return and since inception cumulative total return would have been lower, 5.42%, 7.77% and 34.32%, respectively.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Sources: JP Morgan. The Emerging Markets Bond Index Global (EMBIG) tracks and measures the total returns for U.S-dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. The EMBIG includes reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS



                                                    Six Months Ended                 Year Ended December 31,
                                                    June 30, 2002   ---------------------------------------------------------
                                                    (unaudited)     2001       2000        1999        1998        1997+
                                                    -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period                  $ 9.09       $ 8.96      $ 8.82     $ 8.59      $10.47      $10.00
                                                    -------------------------------------------------------------------------
Income from investment operations:
     Net investment income                               .44          .79/a/      .89        .77         .84         .44
     Net realized and unrealized gains (losses)         (.39)         .20/a/      .14        .22       (1.27)        .79
                                                    -------------------------------------------------------------------------
Total from investment operations                         .05          .99        1.03        .99        (.43)       1.23
                                                    -------------------------------------------------------------------------
Less distributions from:
     Net investment income                                --         (.86)       (.89)      (.76)       (.86)       (.44)
     Net realized gains                                   --           --          --         --        (.56)       (.32)
     Tax return of capital                                --           --          --         --        (.03)         --
                                                    -------------------------------------------------------------------------
Total distributions                                       --         (.86)       (.89)      (.76)      (1.45)       (.76)
                                                    -------------------------------------------------------------------------
Net asset value, end of period                        $ 9.14       $ 9.09      $ 8.96     $ 8.82       $8.59      $10.47
                                                    =========================================================================
Total return*                                            .55%       11.03%      12.07%     11.77%      (3.98)%     12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $2,630       $2,615      $2,352     $2,103      $1,881      $2,249
Ratios to average net assets:
     Expenses                                           1.25%**      1.25%       1.25%      1.25%       1.25%       1.25%**
     Expenses, excluding waiver and
       payments by affiliate                            3.04%**      3.43%       2.90%      2.62%       3.74%       6.40%**
     Net investment income                              9.24%**      8.56%/a/    9.61%      8.57%       8.55%       7.26%**
Portfolio turnover rate                                59.32%      199.64%     178.02%    297.46%     525.94%     172.62%


 * Total return is not annualized.
** Annualized.
 + For the period June 4, 1997 (commencement of operations) to December 31,
   1997.
++ Based on average weighted shares outstanding effective year ended
   December 31, 1999.

a/The November, 2000, revised AICPA Audit and Accounting Guide of Investment Companies was implemented January 1, 2001, resulting in an increase (decrease) of $(.050) and $.050 to net investment income and net realized and unrealzied gains per share, respectively, and an increase of .54% to the ratio of net investment income to average net assets for the year ended December 31, 2001.


                       See Notes to Financial Statements.


PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)

                                            Principal
                                             Amount                 Value
-------------------------------------------------------------------------------
LONG TERM SECURITIES 94.8%
BRAZIL 13.5%
Government of Brazil:
   8.00%, 4/15/14                         $  403,902          $    253,515
  11.00%, 8/17/40                            176,000               100,760
                                                                ----------
                                                                   354,275
                                                                ----------
BULGARIA 6.5%
Republic of Bulgaria:
 FRN, 2.8125%, 7/28/11                        46,060                40,993
 8.25%, 1/15/15                              130,000               129,123
                                                                ----------
                                                                   170,116
                                                                ----------
COLOMBIA 2.5%
Republic of Colombia, 9.75%, 4/23/09          67,000                65,409
                                                                ----------

ECUADOR 2.5%
Republic of Ecuador, Reg S, 12.00%, 11/15/12  98,000                67,252
                                                                ----------

MALAYSIA 3.9%
Government of Malaysia 7.50%, 7/15/11          97,000              103,273
                                                                ----------


MEXICO 19.7%
United Mexican States:
  10.375%, 2/17/09                            45,000                51,570
  7.50%, 1/14/12                             382,000               378,084
  8.30%, 8/15/31                              90,000                87,750
                                                                 ---------
                                                                   517,404
                                                                 ---------
PANAMA 3.1%
Republic of Panama, 9.375%, 4/01/29           80,000                80,800
                                                                ----------

PERU 2.7%
Republic of Peru, FRN, 4.50%, 3/07/17         99,000               71,528
                                                                 ---------

PHILIPPINES 5.6%
Republic of Philippines:
  FRN, 2.9375%, 6/01/08                       40,667                38,430
  9.875%, 3/16/10                             18,000                19,215
  10.625%, 3/16/25                            86,000                89,096
                                                                 ---------
                                                                   146,741
                                                                 ---------
POLAND 1.9%
Republic of Poland, 6.25%, 7/03/12            50,000                50,030
                                                                ----------

RUSSIA 23.3%
Federation of Russia:
  3.00%, 5/14/06                              60,000                46,875
  Reg S, 10.00%, 6/26/07                      56,000                59,448
  Reg S, 11.00%, 7/24/18                     275,000               296,499
  Reg S, FRN, 5.00%, 3/31/30                 303,000               211,153
                                                                 ---------
                                                                   613,975
                                                                 ---------

SOUTH AFRICA .5%
Republic of South Africa, 9.125%, 5/19/09    13,000                14,625
                                                                ----------

TURKEY 1.2%
Republic of Turkey, 11.875%, 1/15/30         36,000                30,780
                                                                 ---------

UKRAINE 1.7%
Republic of Ukraine, 11.00%, 3/15/07         50,000                45,272
                                                                 ---------

VENEZUELA 6.2%
Republic of Venezuela:
 DCB, FRN, 2.875%, 12/18/07                 130,950                98,376
 9.25%, 9/15/27                              62,000                65,688
                                                                -----------
                                                                  164,064
                                                                -----------
TOTAL LONG TERM INVESTMENTS (COST $2,541,730)                    2,495,544
                                                                -----------
SHORT TERM INVESTMENT 6.4%
Danske Bank AS, Time Deposit, 1.938%,
7/01/02                                      125,000               125,000
U.S. Treasury Bills, 1.662%, 9/26/02%        450,000                44,823
                                                                 ----------
TOTAL SHORT TERM INVESTMENTS (COST $169,818)                       169,823
                                                                -----------
TOTAL INVESTMENTS (COST $2,711,548) 101.3%                       2,665,367
OTHER ASSETS, LESS LIABILITIES (1.3)%                              (34,979)
                                                               ------------
TOTAL NET ASSETS 100.0%                                         $2,630,388
                                                               ============




                       See Notes to Financial Statements




PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

Assets:
     Investments in securities, at value (cost $2,711,548)          $2,665,367
     Receivables:
       Investment securities sold                                       50,108
       Interest                                                         69,453
       From affiliates                                                  31,735
                                                                    ----------
         Total assets                                                2,816,663
                                                                    ==========
Liabilities:
     Investment securities purchased                                   125,709
     Funds advanced by custodian                                        31,280
     Accrued expenses                                                   29,286
                                                                    ----------
         Total liabilites                                              186,275
                                                                    ----------
Net assets, at value                                                $2,630,388
                                                                    ==========

Net assets consist of:
     Undistributed net investment income                            $  107,071
     Net unrealized depreciation                                       (46,181)
     Accumulated net realized loss                                    (220,311)
     Capital shares                                                  2,789,809
                                                                    ----------
Net assets, at value                                                $2,630,388
                                                                    ==========

Net asset value per share ($2,630,388/287,760 shares outstanding)        $9.14
                                                                         =====





                       SEE NOTES TO FINANCIAL STATEMENTS




PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)





Interest Income                                                       $142,610
Expenses:
     Management fees (Note 3)                         $  9,512
     Administrative fees (Note 3)                        1,181
     Transfer agent fees (Note 3)                          100
     Custodian fee                                         300
     Report to shareholders                                600
     Registration and filing fees                       14,000
     Professional fees                                  15,600
                                                      ---------
          Total expenses                                                41,293
          Expenses waived/paid by affiliate (Note 3)                   (24,308)
                                                                       --------
            Net expenses                                                16,985
                                                                       --------
              Net investment income                                    125,625
                                                                       --------
Realized and unrealized gains (losses):
     Net realized gain from investments:                                64,777
     Net unrealized appreciation on investments                       (174,598)
                                                                      ---------
Net realized and unrealized loss                                      (109,821)
                                                                      ---------
Net increase in net assets resulting from operations                  $ 15,804
                                                                      =========



                        SEE NOTES TO FINANCIAL STATEMENT



PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2001



                                                                      SIX MONTHS ENDED        YEAR ENDED
                                                                       JUNE 30, 2002       DECEMBER 31, 2001
                                                                  ---------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  125,625           $  207,846
     Net realized gain (loss) from investments and
       foreign currency transactions                                       64,777              (24,870)
     Net unrealized appreciation (depreciation) on investments           (174,598)              79,291
                                                                  ----------------------------------------
          Net increase in net assets resulting from operations             15,804              262,267

  Distributions to shareholders from net investment income                     --             (225,694)

  Capital share transactions (Note 2)                                          --              225,694
                                                                  ----------------------------------------
          Net increase in net assets                                       15,804              262,267

Net assets:
  Beginning of period                                                   2,614,584            2,352,317
                                                                  ----------------------------------------
  End of period                                                        $2,630,388           $2,614,584
                                                                  ========================================
Undistributed net investment income included in net assets:
  End of period                                                        $  107,071           $  (18,554)
                                                                  ========================================

                       SEE NOTES TO FINANCIAL STATEMENTS.



PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation through a flexible policy of investing at least 80% of total assets in debt securities in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.


PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At June 30, 2002, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 140 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:


                                        SIX MONTHS ENDED                YEAR ENDED
                                         JUNE 30, 2002               DECEMBER 31, 2001
                                -----------------------------------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
                                -----------------------------------------------------------
Shares issued on reinvestment
 of distributions                     -           $   -           25,129         $225,694
                                -----------------------------------------------------------
Net increase                          -           $   -           25,129         $225,694
                                ===========================================================

Templeton Global Investors, Inc., a subsidiary of Franklin Resources, Inc., is the record owner of 100% of the Fund shares as of June 30, 2002.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
       ---------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million, up to and including $1.2 billion
         0.075%         Over $1.2 billion


TIC and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 2003.

4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                    Cost of investments                 $2,729,746
                                                      ---------------
                    Unrealized appreciation                104,892
                    Unrealized depreciation               (169,271)
                                                      ---------------
                    Net unrealized depreciation        $   (64,379)
                                                      ===============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31, on the sale of securities, and bond discounts and premiums.

At December 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $15,672. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

           Capital loss carryover expiring in:

           2007                               $ 194,953
           2009                                  42,295
                                            ---------------
                                              $ 237,248
                                            ===============



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002, aggregated $1,695,235 and $1,300,626, respectively.




PAGE

DIRECTORS AND OFFICERS

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years, and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each director will serve until that person's successor is elected and qualified.



INDEPENDENT DIRECTORS                                         NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED    BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)            Director     Since 1992          139          Director, RBC Holdings, Inc. (bank holding company)
500 East Broward Blvd.                                                         and Bar-S Foods (meat packing company).
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (57)           Director     Since 1990           20          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.; Vice Chairman, Caribbean Utilities Co., Ltd.; and Director and
President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)         Director     Since 1992          140          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (78)        Director     Since 1993           31          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College
(1991-present); and FORMERLY, Chairman and Director, Precise Power Corporation
(1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and
Chairman of the Board and Chief Executive Officer, Florida Progress Corporation
(holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (49)            Director     Since 1996           85          Director, Amerada Hess Corporation (exploration and
500 East Broward Blvd.                                                         refining of oil and gas); Hercules Incorporated
Suite 2100                                                                     (chemicals, fibers and resins); Beverly Enterprises,
Fort Lauderdale, FL  33394-3091                                                Inc. (health care); H.J. Heinz Company (processed
                                                                               (processed foods and allied products); RIT
                                                                               International Metals, Inc. (manufacture and
                                                                               distribution of titanium); Digex Incorporated
                                                                               (web hosting provider); and Canadian National
                                                                               Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993), General Counsel to the
United States Treasury Department (1989-1990), and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (72)            Director     Since 1995           25          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic
Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------------------------------

PAGE


                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED     BY DIRECTOR*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)           Director     Since 1993          139          Director, Martek Biosciences Corporation; WorldCom,
500 East Broward Blvd.                                                         Inc. (communications services); MedImmune, Inc.
Suite 2100                                                                     (biotechnology); Overstock.com (Internet services);
Fort Lauderdale, FL  33394-3091                                                and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and
FORMERLY, Chairman, White River Corporation (financial services) (until 1998)
and Hambrecht & Quist Group (investment banking) (until 1992) and President,
National Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (72)            Director     Since 1992           31          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations, and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive
Officer, Landmark Banking Corporation (1969-1978), Financial Vice President,
Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.                   Director     Since 1990           21          None
TSERETOPOULOS (47)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present), and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

                                                             NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED    BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (71)         Director     Since 1993           66          Director, Amerada Hess Corporation (exploration and
500 East Broward Blvd.                                                         refining of oil and gas); C2, Inc. (operating and
Suite 2100                                                                     investment business); and H.J. Heinz Company
Fort Lauderdale, FL  33394-3091                                                (processed foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC; Darby Overseas
Investments, Ltd.; and Darby Emerging Markets Investments LDC (investment firms)
(1994-present); Director, Templeton Capital Advisors Ltd., and Franklin
Templeton Investment Fund; and FORMERLY; Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------
**+CHARLES B. JOHNSON (68)       Director     Since 1993          139          None
One Franklin Parkway             and Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member-Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)             Vice         Since 1996  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JEFFERY A. EVERETT (37)          Vice         Since 2001  Not Applicable       None
P.O. Box N-7759                  President
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------




PAGE

                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED    BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)          Vice         Since 1990  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member-Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 52 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)               Vice         Since 2000  Not Applicable      None
One Franklin Parkway             President
San Mateo, CA 94403-1906         and Assistant
                                 Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive
Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, Chief Executive Officer and Director,
Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)            Vice         Vice        Not Applicable       None
One Franklin Parkway             President    President
San Mateo, CA 94403-1906         and          since 2000
                                 Secretary    Secretary
                                              since 1996
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior
Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until
1986), and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
+CHARLES E. JOHNSON (45)         Vice         Since 1996  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member-Office of the President and Director, Franklin Resources,
Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President
and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.;
and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and officer and/or director or trustee, as the case may be, of
34 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
+RUPERT H. JOHNSON, JR. (61)     Vice         Since 1996  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc. and of 51 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (61)                 Vice         Since 1994  Not Applicable       None
500 East Broward Blvd.           President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin
Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton
Services, LLC; officer of 23 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (65)                 Vice         Since 1993  Not Applicable       None
Two Exchange Square              President
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987), and Director, Vickers da Costa, Hong Kong (1983-1986).
-----------------------------------------------------------------------------------------------------------------------------------



PAGE


                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED     BY DIRECTOR*     OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DONALD F. REED (57)              President    Since 1993  Not Applicable       None
1 Adelaide Street East
Suite 2101
Toronto, Ontario
Canada M5C 3B8

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief
Executive Officer, Templeton Investment Counsel, LLC; President, Chief Executive
Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; Co-founder, International Society of Financial Analysts; and
FORMERLY, President and Director, Reed Monahan Nicholishen Investment Counsel
(1982-1989); and Chairman, Canadian Council of Financial Analysts.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)          Treasurer    Since 2000  Not Applicable       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 19 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)           Vice         Since 2000  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906         and Assistant
                                 Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person under federal securities laws due to his position as an officer, director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100 percent of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.

+Charles B. Johnson and Rupert H. Johnson, Jr., are brothers and the father and uncle, respectively, of Charles E. Johnson.



The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request. Shareholders may call 1-800-321-8563 to request the SAI.



PAGE


(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the manager. The manager does not protect the Fund and its investors are not protected from such losses. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES: 1-800-321-8563
FUND INFORMATION: 1-800-362-6243


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